UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2013

PUGET TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-179212	01-0959140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 Bellevue Way NE, Suite 411 Bellevue, WA	98004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 350-6345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 25, 2013, the accounting firm of CANUSWA Accounting and Tax Services, Inc. was engaged as the Registrant’s new independent registered public accounting firm.

The Board of Directors of the Registrant approved of the engagement of CANUSWA Accounting and Tax Services, Inc. as its independent auditor.

During the two most recent fiscal years, since inception, and the interim periods preceding the engagement, the registrant has not consulted  CANUSWA Accounting and Tax Services, Inc. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Puget Technologies, Inc. (Registrant)

Date: January 28, 2013	By:	/s/ Andre Troshin
Andre Troshin
Chief Executive Officer Chief Financial Officer

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